UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2006

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

510 Bering Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 31, 2006, the Company, following approval by the Board of Directors upon recommendation of the Compensation Committee, paid the following annual incentive awards to the following executive officers of the Company:

Name and Principal Position	2005 Annual Incentive ($)
John P. Kelly Chief Executive Officer, President and Director	$731,550

W. Benjamin Moreland Executive Vice President, Chief Financial Officer and Treasurer	$410,541

E. Blake Hawk Executive Vice President and General Counsel	$328,360

James D. Cordes Senior Vice President – Corporate Development & Strategy	$44,128

James D. Young President – Tower Operations	$47,564

Michael P. Schueppert President – Modeo	$79,104

The 2005 annual incentive awards shown in the table above were approved pursuant to the Company’s 2005 EMT Annual Incentive Plan and were based on the Compensation Committee’s evaluation of the achievement of Corporate and Business Unit Adjusted EBITDA and Free Cash Flow performance goals for 2005, together with individual performance goals.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name:	E. Blake Hawk
Title:	Executive Vice President
and General Counsel

Date: April 3, 2006

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